VAN KAMPEN GROWTH AND INCOME FUND

Supplement dated January 6, 2009
to the
Class A Shares, Class B Shares and Class C Shares Prospectus
dated March 31, 2008,
as previously supplemented on November 20, 2008 and September 26, 2008 and to the
Class I Shares and Class R Shares Prospectus
dated March 31, 2008,
as previously supplemented on September 26, 2008

The Prospectuses are hereby supplemented as follows:

The first three paragraphs of the section entitled “Investment Advisory Services — Portfolio management” are hereby deleted in their entirety and replaced with the following:

Portfolio management.  The Fund is managed by members of the Adviser’s Equity Income team. The Equity Income team consist of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Thomas B. Bastian and Mary Jayne Maly, each a Managing Director of the Adviser, and James O. Roeder, Mark J. Laskin and Sergio Marcheli, each an Executive Director of the Adviser.

Mr. Bastian has been associated with the Adviser in an investment management capacity since 2003 and began managing the Fund in 2003. Ms. Maly has been associated with the Adviser in an investment management capacity since 1992 and began managing the Fund in July 2008. Mr. Roeder has been associated with the Adviser in an investment management capacity since 1999 and began managing the Fund in 1999. Mr. Laskin has been associated with the Adviser in an investment management capacity since 2000 and began managing the Fund in January 2007. Mr. Marcheli has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in 2003.

Mr. Bastian is the lead portfolio manager of the Fund. Messrs. Roeder, Laskin and Ms. Maly assist Mr. Bastian in the management of the Fund. Mr. Marcheli manages the cash position in the Fund, submits trades and aids in providing research. Mr. Bastian is responsible for the execution of the overall strategy of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GISPT 1/09

VAN KAMPEN GROWTH AND INCOME FUND

Supplement dated January 6, 2009
to the
Statement of Additional Information
dated March 31, 2008,
as previously supplemented on November 26, 2008 and June 10, 2008

The Statement of Additional Information is hereby supplemented as follows:

1)     The first paragraph in the section entitled “Fund Management – Other Accounts Managed by the Portfolio Managers,” is hereby deleted in its entirety.

2)     The following is hereby added as the second paragraph in the section entitled “Fund Management – Other Accounts Managed by the Portfolio Managers:”

As of October 31, 2008, Mary Jayne Maly managed 13 registered investment companies with a total of approximately $22.7 billion in assets; no pooled investment vehicles other than registered investment companies; and 11 other accounts with a total of approximately $2.3 billion in assets.

3)     The first line item in the first paragraph of the section entitled “Fund Management – Securities Ownership of Portfolio Managers,” is hereby deleted in its entirety.

4)     The following is hereby added as the second paragraph in the section entitled “Fund Management – Securities Ownership of Portfolio Managers:”

As of October 31, 2008, the dollar range of securities beneficially owned by the following portfolio manager in the Fund is shown below:

Mary Jayne Maly - $100,001 – $500,000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GISAI 1/09